EXHIBIT J


                              McGLADREY & PULLEN L.L.P.
                   Certified Public Accountants & Consultants




                        CONSENT OF INDEPENDENT AUDITORS




We hereby consent to the use of our report dated December 28, 1998, on the financial statements referred to therein in Post-Effective Amendment No. 1 on Form N-1A File No. 333-33831, as filed with the Securities and Exchange Commission.

We also  consent to the  reference to our Firm in the  Statement  of  Additional
Information   under  the  captions   "Counsel  and  Auditors"   and   "Financial
Statements."




                                             /s/McGLADREY & PULLEN, LLP
                                                McGladrey & Pullen, LLP




New York, New York
January 27, 1999